PROSPECTUS

APRIL 2, 1997

TCW/DW Income and Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in convertible securities, fixed-income securities and common stocks. The Fund will invest at least 50% of its total assets in a combination of equity securities and fixed-income securities with equity components.

THE FUND MAY INVEST WITHOUT LIMITATION IN CONVERTIBLE AND FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE (COMMONLY KNOWN AS "JUNK BONDS"), although the Fund will not invest in any securities rated lower than B by Moody's Investor's Service, Inc. or Standard & Poor's Corporation or, if not rated, determined to be of comparable quality. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK, INCLUDING THE RISK OF DEFAULT, THAN HIGHER RATED SECURITIES, AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

Shares of the Fund are sold and redeemed at net asset value. The Fund pays a distribution fee of up to 0.75% of its average daily net assets in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940.

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated April 2, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS


Prospectus Summary /2
Summary of Fund Expenses /4
Financial Highlights /5
The Fund and its Management /6
Investment Objective and Policies /7
  Risk Considerations /8
Investment Restrictions /14
Purchase of Fund Shares /14
Shareholder Services /16
Repurchases and Redemptions /18
Dividends, Distributions and Taxes /20
Performance Information /20
Additional Information /21
Appendix /22


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          TCW/DW INCOME AND
           GROWTH FUND
        Two World Trade Center
        New York, New York 10048
        (212) 392-2550 or
        (800) 869-NEWS (toll free)

Dean Witter Distributors Inc.
Distributor

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE                The  Fund is organized as a Massachusetts  business trust, and is an open-end,
FUND               non-diversified  management   investment   company  investing   primarily   in
                   convertible securities, fixed-income securities and common stocks.
------------------------------------------------------------------------------------------------
SHARES             Shares of beneficial interest with $0.01 par value (see page 21).
OFFERED
------------------------------------------------------------------------------------------------
OFFERING           The price of the shares offered by this Prospectus is determined once daily as
PRICE              of  4:00 p.m., New York time, on each  day that the New York Stock Exchange is open, and is equal to the net asset value per share (see page 14).
------------------------------------------------------------------------------------------------
MINIMUM            The minimum  initial investment  is  $1,000 ($100  if  the account  is  opened
PURCHASE           through EasyInvest- SM-); minimum subsequent investment is $100 (see page 14).
------------------------------------------------------------------------------------------------
INVESTMENT         The  investment objective  of the  Fund is  to generate  high total  return by
OBJECTIVE          providing a  high  level of  current  income  and the  potential  for  capital appreciation.
------------------------------------------------------------------------------------------------
MANAGER            Dean  Witter Services Company Inc.  (the "Manager"), a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), is the Fund's Manager.  The
                   Manager  also serves as  Manager to thirteen  other investment companies which are advised by TCW  Funds Management, Inc. (the  "TCW/DW Funds"). The  Manager
                   and  InterCapital serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies and other portfolios with assets of approximately $93 billion at February 28, 1997.
------------------------------------------------------------------------------------------------
ADVISER            TCW Funds Management, Inc. (the  "Adviser") is the Fund's investment  adviser.
                   In  addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW Funds. As  of February 28, 1997,  the Adviser and its  affiliates had  over $50 billion  under management or committed  to management in various fiduciary or advisory capacities, primarily from institutional investors.
------------------------------------------------------------------------------------------------
MANAGEMENT         The Manager receives a monthly  fee at the annual rate  of 0.45% of daily  net
AND ADVISORY       assets,  scaled  down on  assets  over $500  million.  The Adviser  receives a
FEES               monthly fee at an  annual rate of  0.30% of daily net  assets, scaled down  on assets over $500 million (see page 6).
------------------------------------------------------------------------------------------------
DIVIDENDS          Income   dividends  are  paid  quarterly.  Capital  gains,  if  any,  will  be
AND CAPITAL        distributed no less than annually.  Dividends and capital gains  distributions
GAINS              are  automatically reinvested in  additional shares at  net asset value unless
DISTRIBUTIONS      the shareholder elects to receive cash (see page 18).
------------------------------------------------------------------------------------------------
DISTRIBUTOR AND    Dean Witter Distributors Inc.  (the "Distributor") is  the distributor of  the
PLAN OF            Fund's  shares. The Fund is authorized to reimburse specific expenses incurred
DISTRIBUTION       in promoting  the  distribution  of  the  Fund's  shares,  including  personal
                   services   to  shareholders  and  maintenance   of  shareholder  accounts,  in
                   accordance with a Plan of Distribution  with the Distributor pursuant to  Rule
                   12b-1  under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.75% of average daily net assets of the Fund (see page 13).
------------------------------------------------------------------------------------------------
REDEMPTION         Shares are redeemable by the shareholder at net asset value. An account may be redeemed involuntarily if the total value of the account is less than $100 or, if the account was opened through  EasyInvest-SM-, if after twelve months  the shareholder has invested less than $1,000 in the account (see page 17).
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK               The  net asset value of  the Fund's shares will  fluctuate with changes in the
CONSIDERATIONS     market value  of the  Fund's portfolio  securities. The  value of  the  Fund's convertible  and  fixed-income  portfolio  securities  generally  increase  or decrease due to  changes in prevailing  interest rates. Generally,  a rise  in interest  rates will result in  a decrease in value,  while a drop in interest rates will  result  in  an  increase  in value.  The  high  yield,  high  risk fixed-income  securities in which  the Fund may invest  are subject to greater risk of  loss  of income  and  principal  than higher  rated,  lower  yielding fixed-income  securities. The prices of high  yield, high risk securities have been found to be less sensitive  to changes in prevailing interest rates  than higher  rated  investments, but  are likely  to be  more sensitive  to adverse
                   economic  changes  or  individual  corporate  developments.  The  Fund  is   a
                   non-diversified  investment  company  and,  as such,  is  not  subject  to the diversification requirements  of  the  Investment  Company  Act  of  1940,  as
                   amended. As a result, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and,  as such, is subject to  the diversification requirements of the Internal
                   Revenue Code. The Fund may invest up to 25% of its total assets in  non-dollar denominated  foreign securities, which may entail  special risks (see page 7).
                   The Fund also may engage in options and futures transactions and may  purchase securities  on a  when-issued, delayed  delivery or  "when, as  and if issued"
                   basis, which involve certain additional risks (see page 10).

--------------------------------------------------------------------------------
  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------
The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended January 31, 1997.

SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases.........................................  None
Maximum Sales Charge Imposed on Reinvested Dividends..............................  None
Deferred Sales Charge.............................................................  None
Redemption Fees...................................................................  None
Exchange Fee......................................................................  None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------
Management and Advisory Fees......................................................  0.75%
12b-1 Fee*........................................................................  0.74%
Other Expenses....................................................................  0.53%
Total Fund Operating Expenses.....................................................  2.02%

------------
* A portion of the 12b-1 fee, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").

EXAMPLE                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------     -----     -----------  -----------  -----------
You  would  pay the  following  expenses on  a  $1,000 investment, assuming (1) 5% annual return and  (2) redemption at the end  of
  each time period:...............................................   $      21    $      63    $     109    $     235

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Plan of Distribution" in this Prospectus.

    Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                 FOR THE PERIOD
                                          FOR THE YEAR ENDED JANUARY 31,        MARCH 31, 1993*
                                         ---------------------------------          THROUGH
                                          1997         1996         1995        JANUARY 31, 1994
                                         -------      -------      -------      ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................      $ 11.13      $  9.77      $ 10.98          $ 10.00
                                         -------      -------      -------          -------
Net investment income..............         0.60         0.59         0.59             0.45
Net realized and unrealized gain
 (loss)............................         0.84         1.37        (1.20)            1.02
                                         -------      -------      -------          -------
Total from investment operations...         1.44         1.96        (0.61)            1.47
                                         -------      -------      -------          -------
Less dividends and distributions
 from:
  Net investment income............        (0.60)       (0.60)       (0.55)           (0.39)
  Net realized gain................        (0.55)       --           (0.05)           (0.10)
                                         -------      -------      -------          -------
Total dividends and
 distributions.....................        (1.15)       (0.60)       (0.60)           (0.49)
                                         -------      -------      -------          -------
Net asset value, end of period.....      $ 11.42      $ 11.13      $  9.77          $ 10.98
                                         -------      -------      -------          -------
                                         -------      -------      -------          -------

TOTAL INVESTMENT RETURN+...........        13.46%       20.52%       (5.59)%          15.06%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         2.02%        2.21%        2.04%            1.57%(2)(3)
Net investment income..............         5.19%        5.41%        5.83%            5.62%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................      $60,941      $57,631      $55,335          $64,370
Portfolio turnover rate............          102%          79%          88%              84%(1)
Average commission rate paid.......      $0.0540        --           --             --

--------------
 * COMMENCEMENT OF OPERATIONS.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
  PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) IF THE FUND HAD BORNE EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE MANAGER AND INVESTMENT ADVISER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.00% AND 5.18%, RESPECTIVELY.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    TCW/DW Income and Growth Fund (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on November 23, 1992.

    Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

    The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital act in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $89.8 billion as of February 28, 1997. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.2 billion at such date.

    The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.

    TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. The Adviser serves as investment adviser to thirteen other TCW/DW Funds in addition to the Fund. As of February 28, 1997, the Adviser and its affiliated companies had over $50 billion under management or committed to management, primarily from institutional investors.

    The Fund has retained the Adviser to invest the Fund's assets.

    The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.45% to the Fund's net assets up to $500 million, scaled down to 0.42% on assets over $500 million. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.30% to the Fund's net assets up to $500 million, scaled down to 0.28% on assets over $500 million. For the fiscal year ended January 31, 1997, the Fund accrued total compensation to the Manager and the Adviser amounting to 0.45% and 0.30%, respectively, of the Fund's average daily net assets. During that period, the Fund's total expenses amounted to 2.02% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to generate high total return by providing a high level of current income and the potential for capital appreciation. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund seeks to achieve its investment objective by investing, in descending order of preference under current market conditions, at least 65% of its total assets in any or all of the following types of securities: (1) bonds or preferred stock convertible into common stock ("convertible securities"); (2) other fixed-income securities, including bonds, notes, debentures and preferred stocks; (3) common stocks; and (4) U.S. Government securities (securities issued or guaranteed by the United States or its agencies or instrumentalities).

    The Fund will invest at least 50% of its total assets in a combination of equity securities and fixed-income securities with equity components such as convertible securities and warrants. In addition, all fixed-income securities without an equity component in which the Fund invests will have a weighted average life or a maturity date of ten years or less.

    The Fund may invest in convertible securities and other fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds. Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). (Convertible and other fixed-income securities rated BBB by S&P or Baa by Moody's, which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the Fund will not invest in convertible and other fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. A description of fixed-income securities ratings is contained in the Appendix to this Prospectus.

PORTFOLIO CHARACTERISTICS

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    FOREIGN SECURITIES. The Fund may invest in securities of foreign companies. The Fund may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for U.S. or foreign equity securities listed, or represented by American Depository Receipts listed, on a U.S. stock exchange. The Fund's investments in other Eurodollar convertible securities which are exchangeable for unlisted foreign equity securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

    The Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in non-dollar denominated foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. The Fund currently does not intend to invest more than 25% of its total assets in the securities of issuers in any one country outside the United States. For a discussion of the risks of foreign securities, see "Risk Considerations," below.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors affecting the creditworthiness of the underlying issuers, as well as changes in prevailing interest rates, none of which can be predicted. A decline in prevailing interest rates will generally increase the value of fixed-income securities, while an increase in rates usually reduces the value of those securities. The Fund's yield also will vary based on the yield of the Fund's portfolio securities.

    HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and fixed-income securities, the Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund.

    The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    For a discussion of the risks of the Fund's status as a non-diversified investment company, see "Other Investment Policies," below. For a discussion of warrants and stock rights, see "Warrants and Stock Rights," below. For a discussion of the risks of options and futures transactions, see "Options and Futures Transactions," below.

    During the fiscal year ended January 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                       PERCENTAGE OF
             RATINGS                 TOTAL INVESTMENTS
----------------------------------  -------------------
AAA/Aaa...........................             1.1%
AA/Aa.............................             0.2%
A/A...............................             6.8%
BBB/Baa...........................             4.3%
BB/Ba.............................            20.5%
B/B...............................            37.5%
CCC/Caa...........................             0.0%
CC/Ca.............................             0.0%
C/C...............................             0.0%
D.................................             0.0%
Unrated...........................            14.5%

    FOREIGN SECURITIES Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    The risks of other investment techniques which may be utilized by the Fund are described under "Other Investment Policies" and "Options and Futures Transactions" below.

WARRANTS AND STOCK RIGHTS

    The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. The Fund may also invest up to 5% of the value of its net assets in stock rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants and stock rights attached to other securities without reference to the foregoing limitations.

OTHER INVESTMENT POLICIES


    While the Fund invests primarily in the types of securities described above, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities issued by private and governmental institutions. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies; obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.


    There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash.

    The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and, as such, is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular period in time, may be unable to find qualified institutional buyers in purchasing such securities.

    INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended, the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the voting stock of any investment company. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities and on the U.S. dollar which are or may in the future be listed on securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar, without limit, in order to aid it in achieving its investment objective. The Fund may also write covered put options; however, the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

    The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may also purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporation Bond Index ("bond index" futures). The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in prevailing interest rates and to alter the Fund's asset allocation in fixed-income securities. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) against changes in their prices.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of such risks.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Adviser with a view to achieving the Fund's investment objective. Robert M. Hanisee, Mark Attanasio, Kevin A. Hunter and Melissa Weiler, Managing Directors of the Adviser, are the primary portfolio managers of the Fund. Messrs. Hanisee and Hunter and Ms. Weiler have been primary portfolio managers of the Fund since April, 1995 and Mr. Attanasio has been a portfolio manager of the Fund since March, 1996. Messrs. Hanisee and Hunter have been portfolio managers with affiliates of The TCW Group, Inc. since 1990 and 1989, respectively. Mr. Attanasio has been a portfolio manager with the TCW Group Inc. and affiliates thereof since April, 1995. Prior thereto he was Co-Chief Executive Officer and Chief Portfolio Strategist of Crescent Corporation (April, 1991-April 1995). Ms. Weiler has been a portfolio manager with affiliates of The TCW Group, Inc. since April, 1995, and prior thereto was a Vice President and Portfolio Manager of Crescent Capital Corporation, an Investment Adviser, with which she had been affiliated since February 1992. Prior thereto, she was a Senior Investment Analyst at First Capital Holdings Corporation.

    In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

    Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. The Fund may incur brokerage commissions on transactions conducted through DWR. Under normal circumstances it is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate.

    Except  as  specifically  noted,  all  investment  policies  and   practices
discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

      1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and others (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Income and Growth Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or another Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

    The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

    The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the expenses of certain activities and services, including personal services to shareholders and maintenance of shareholder accounts, in connection with the distribution of the Fund's shares are reimbursed. The principal activities and services which may be provided by DWR, its affiliates or any other Selected Broker-Dealer under the Plan include:
(1) compensation to, and expenses of, DWR account executives and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and
(5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets. A portion of the amount payable pursuant to the Plan, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. The Fund accrued $425,303 to the Distributor pursuant to the Plan for the fiscal year ended January 31, 1997. This is an accrual at the annual rate of 0.74% of the Fund's average daily net assets.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other TCW/DW Fund), unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or another Selected Broker-Dealer, which will be forwarded to the shareholder, upon the receipt of proper instructions.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.

    EASYINVEST-SM-.   Shareholders may  subscribe  to EasyInvest,  an  automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions -- Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Only shareholders having accounts in which no share certificates have been issued will be permitted to enroll in the Withdrawal Plan.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal

Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    An "Exchange Privilege," that is, the privilege of exchanging shares of certain Funds for shares of the Fund, exists whereby shares of TCW/DW Funds which are open-end investment companies sold with a contingent deferred (at time of redemption) sales charge ("CDSC Funds") may be exchanged for shares of the Fund, for shares of TCW/DW North American Government Income Trust, TCW/DW Balanced Fund, and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing eight investment companies, including the Fund, are hereinafter collectively referred to as "Exchange Funds").

    An exchange from a CDSC Fund to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from a CDSC Fund, shares of the CDSC Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Additionally, shares of any Exchange Fund received in an exchange for shares of a CDSC Fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of an Exchange Fund or a CDSC Fund. Any applicable contingent deferred sales charge ("CDSC") will have to be paid upon ultimate redemption of shares originally purchased from a CDSC Fund. If those shares are subsequently reexchanged for shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares (see "Purchase of Fund Shares -- Plan of Distribution" in this Prospectus or the respective other Exchange Fund prospectus for a description of Exchange Fund 12b-1 distribution fees). Exchanges involving CDSC Funds may be made after the shares of the CDSC Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restric-tions on exchange of shares pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. The procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent transactions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

    REPURCHASES. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares -- Determination of Net Asset Value") after such repurchase order is received by DWR or the other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemptions."

    REDEMPTIONS. Shares of the Fund can be redeemed for cash at any time at net asset value per share next determined. If shares are held in a shareholder's account at the Transfer Agent without a share certificate, a written request for redemption must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next determined as described under "Purchase of Fund Shares -- Determination of Net Asset Value" after it receives the request, and certificate, if any, in good order. Any redemption request received after such determination will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable contingent deferred sales charge will be imposed upon the redemption of such shares (see "Purchase of Fund Shares -- Exchange Privilege").

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than DWR or another Selected Broker-Dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

    PAYMENT FOR SHARES REPURCHASED OR REDEEMED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on 60 days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account offered through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder 60 days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay quarterly dividends and to distribute substantially all of the Fund's net investment income. The Fund intends to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholders Services -- Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund, which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    CODE OF ETHICS. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black-out period" prior to or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income  securities which are rated  Aaa are judged to be  of the best quality. They carry the smallest  degree of  investment risk  and are  generally referred  to as  "gilt edge."  Interest payments are protected  by a large or  by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as  can  be visualized  are  most unlikely  to  impair the  fundamentally  strong position of such issues.
Aa         Fixed-income  securities which  are rated  Aa are  judged to  be of  high quality  by all standards. Together with the  Aaa group they  comprise what are  generally known as  high grade fixed-income securities. They are rated lower than the best fixed-income securities because  margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of  greater amplitude or there  may be other elements  present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Fixed-income  securities which are  rated A possess  many favorable investment attributes and are to be considered  as upper medium grade  obligations. Factors giving security  to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Fixed-income  securities which are rated Baa  are considered as medium grade obligations;
           i.e., they  are  neither highly  protected  nor  poorly secured.  Interest  payments  and principal security appear adequate for the present but certain protective elements may be lacking  or may  be characteristically  unreliable over  any great  length of  time. Such fixed-income securities  lack outstanding  investment characteristics  and in  fact  have speculative characteristics as well.
           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.
Ba         Fixed-income securities which are rated Ba are judged to have speculative elements; their future  cannot  be considered  as  well assured.  Often  the protection  of  interest and principal payments may be very moderate,  and therefore not well safeguarded during  both good  and bad times  in the future.  Uncertainty of position  characterizes bonds in this class.
B          Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa        Fixed-income securities which are rated Caa are  of poor standing. Such issues may be  in default or there may be present elements of danger with respect to principal or interest.
Ca         Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          Fixed-income  securities which  are rated  C are the  lowest rated  class of fixed-income securities, and issues so  rated can be  regarded as having  extremely poor prospects  of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income  securities  rated "AAA"  have the  highest rating  assigned by  Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A          Fixed-income securities  rated "A"  have a  strong capacity  to pay  interest and  repay principal  although they are somewhat more susceptible to the adverse effects of changes in circumstances and  economic conditions than  fixed-income securities in  higher-rated categories.
BBB        Fixed-income  securities rated "BBB" are regarded as  having an adequate capacity to pay
           interest  and  repay  principal.  Whereas  it  normally  exhibits  adequate   protection
           parameters,  adverse economic  conditions or changing  circumstances are  more likely to lead to  a  weakened capacity  to  pay interest  and  repay principal  for  fixed-income securities in this category than for fixed-income securities in higher-rated categories.
           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.
BB         Fixed-income  securities rated  "BB" have less  near-term vulnerability  to default than other speculative  grade  fixed-income  securities.  However,  it  faces  major  ongoing uncertainties  or exposure to  adverse business, financial  or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B          Fixed-income securities rated "B" have a greater vulnerability to default but  presently has  the capacity to  meet interest payments and  principal repayments Adverse business, financial or economic  conditions would  likely impair  capacity or  willingness to  pay interest and repay principal.

CCC        Fixed-income  securities  rated  "CCC"  have  a  current  identifiable  vulnerability to default, and is dependent upon favorable business, financial and economic conditions  to meet  timely payments of interest  and repayments of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC         The rating "CC" is typically applied  to fixed-income securities subordinated to  senior debt which is assigned an actual or implied "CCC" rating.
C          The  rating "C" is  typically applied to fixed-income  securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.
CI         The rating "CI" is reserved  for fixed-income securities on  which no interest is  being paid.
NR         Indicates  that no rating has been requested,  that there is insufficient information on which to base a  rating or that  Standard & Poor's  does not rate  a particular type  of obligation as a matter of policy.
           Fixed-income  securities rated  "BB", "B",  "CCC", "CC" and  "C" are  regarded as having predominantly speculative characteristics with respect  to capacity to pay interest  and repay  principal. "BB"  indicates the  least degree of  speculation and  "C" the highest degree of speculation. While such fixed-income securities will likely have some  quality and  protective characteristics,  these are outweighed  by large  uncertainties or major risk exposures to adverse conditions.
           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition  of a plus or minus sign to show relative standing with the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
A-3        indicates   a  satisfactory  capacity  for  timely  payment.  Obligations  carrying  this designation are, however, somewhat more vulnerable  to the adverse effects of changes  in circumstances than obligations carrying the higher designations.

TCW/DW Income and
Growth Fund
Two World Trade Center
New York, New York 10048
TRUSTEES
John C. Argue
Richard M. DeMartini                 TCW/DW
Charles A. Fiumefreddo               INCOME AND
John R. Haire                             GROWTH FUND
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Thomas E. Larkin, Jr.
President
Barry Fink
Vice President, Secretary and
General Counsel
Robert M. Hanisee
Vice President
Kevin A. Hunter
Vice President
Mark Attanasio
Vice President
Melissa Weiler
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
MANAGER
Dean Witter Services Company Inc.
ADVISER
TCW Funds Management, Inc.
                                     PROSPECTUS
37882                                APRIL 2, 1997